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                                                                   EXHIBIT 10.1

                               DEED OF ASSIGNMENT

To Assignee:
         Name:  ValueClick, Inc.

         Address:  6450 Via Real
                   Carpinteria,  CA  93013

         Nationality:  U.S.A.

         I / We hereby confirm that I / We assigned the following trademark(s) to you:

         Trademark Application No.  10-24341


Assignor:

         Name:  Web-Ignite Corporation

         Address:

         Representative:  Brian Coryat,  President

         Nationality:  U.S.A.

By: /s/ Brian Coryat                   (Signature)
   ------------------------------------
      Brian Coryat

Title:  President
Date:  January 1, 1999